Occam Networks Announces Quarterly Results

Company Reports Second Consecutive Quarter of Operating Profits

SANTA BARBARA, Calif. – May 2, 2006 – Occam Networks Inc. (OTCBB: OCNW), a supplier of innovative Ethernet and IP-based loop carrier equipment to telecommunications service providers worldwide, today reported results for the first quarter of 2006, which ended March 31, 2006. The company reported quarterly revenue of $14.2 million, posting its second consecutive quarter with operating profit. First quarter 2006 revenues represented an increase of 10 percent over the fourth quarter of 2005, and a 105 percent increase over the same quarter a year ago. During the quarter Occam added more than 10 new customers.

“Occam’s second quarter of operating profitability clearly demonstrates our ongoing commitment to solid financial performance,” said Bob Howard-Anderson, president and CEO of Occam Networks. “Our ability to deliver an excellent product at an attractive price backed by outstanding customer service has enabled us to continue to win against our competitors. As we move forward in 2006, we will maintain our focus on increasing revenue and profitability by delivering superior products, adding new customers and actively managing operational and other costs. We are off to a strong start for the year.”

During the first quarter of 2006 Occam completed a one-for-forty reverse-split of its common stock and began trading under the symbol OCNW. Other highlights of the quarter included:

•	Adding several new strategic marketing partners to the company’s OPAN Alliance

•	Receiving an INTERNET TELEPHONY 2005 Product of the Year Award for the BLC 6312 Blade

•	Retiring all of the company’s remaining $2.6 million of debt

OCCAM CONFERENCE CALL SCHEDULED TO REPORT Q1 2006 FINANCIAL RESULTS

Starting at 4:30 p.m. EDT (1:30 p.m. PDT) on Tuesday, May 2, 2006, Occam Networks will conduct a conference call to report the results for Q1 2006. The call, which will be open to the public, can be accessed by dialing 1- 866-866-1333 (for U.S. callers) and asking the operator for the Occam Networks call.

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Callers will be put on ‘music hold’ until Bob Howard-Anderson, president and CEO and Chris Farrell, CFO of Occam Networks, join the call. The first portion of the call will include a presentation of financial information for Q1 2006. Mr. Farrell will then open the call to listeners for a question and answer period.

For those unable to listen at the designated time, a recording of the call will be made available on the Occam Networks Web site (www.occamnetworks.com) for 72 hours after the call is completed.

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OCCAM NETWORKS, INC. AND SUBSIDIARY

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands)

(Unaudited)

	Three months ended
	March 31, 2006	December 31, 2005	March 31, 2005
Sales	$14,210	$12,914	$6,921
Cost of sales	8,349	7,611	5,117

Gross profit	5,861	5,303	1,804

Operating expenses:
Research and product development	2,364	1,923	1,569
Sales and marketing	2,170	2,135	1,606
General and administrative	892	651	728

Total operating expenses	5,426	4,709	3,903

Income (loss) from operations	435	594	(2,098)

Interest expense, net	(90)	(43)	(112)

Non-GAAP income (loss) before provision for income taxes	345	551	(2,211)

Provision for income taxes	3	—	—

Non-GAAP net income (loss)	$342	$551	$(2,211)

Reconciliation of non-GAAP net income (loss) to GAAP net income (loss) attributable to common stockholders:
Non-GAAP net income (loss)	$342	$551	$(2,211)
Non-GAAP exclusions:
Stock-based compensation	253	108	167
Beneficial conversion feature on series A-2 preferred stock and warrants	3,437	—	1,787

GAAP net income (loss) attributable to common stockholders	$(3,348)	$443	$(4,165)

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OCCAM NETWORKS, INC. AND SUBSIDIARY

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands)

(Unaudited)

	Three months ended
	March 31, 2006	December 31, 2005	March 31, 2005
Sales	$14,210	$12,914	$6,921
Cost of sales (1)	8,390	7,611	5,117

Gross margin	5,820	5,303	1,804

Operating expenses (1):
Research and product development	2,490	2,023	1,712
Sales and marketing	2,217	2,143	1,628
General and administrative	931	651	730

Total operating expenses	5,638	4,817	4,070

Income (loss) from operations	182	486	(2,265)

Interest expense, net	(90)	(43)	(112)

Income (loss) before income taxes	92	443	(2,378)

Provision for income tax	3	—	—

Net Income (loss)	89	443	(2,378)

Beneficial conversion feature	(3,437)	—	(1,787)

Net income (loss) attributable to common stockholders	$(3,348)	$443	$(4,165)

(1) Total stock-based compensation included in:
Cost of sales	$41	$—	$—
Research and product development	126	100	143
Sales and marketing	47	8	22
General and administrative	39	—	2

Total stock-based compensation	$253	$108	$167

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OCCAM NETWORKS INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	March 31, 2006 (Unaudited)	December 31, 2005
ASSETS

Current assets:
Cash and cash equivalents	$8,885	$6,571
Restricted cash	3,653	3,749
Accounts receivable, net	9,039	9,403
Inventories, net	6,683	4,448
Prepaid and other current assets	1,009	1,684

Total current assets	29,269	25,855

Property and equipment, net	1,823	1,889
Other assets	183	203

Total assets	$31,275	$27,947

LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$7,521	$4,100
Accrued expenses	3,416	4,859
Deferred revenues	2,230	1,600
Current portion of long-term debt and capital lease obligations	—	1,233

Total current liabilities	13,167	11,792

Long-term debt and capital lease obligations	—	1,324

Total liabilities	13,167	13,116

Redeemable preferred stock
Series A-2 convertible preferred stock, $.001 par value, authorized 4,300 shares, 3,892 and 3,560 issued and outstanding at March 31, 2006 and at December 31, 2005, respectively, liquidation preference of $116,759 and $106,800 at March 31, 2006 and December 31, 2005, respectively	37,472	34,869
Series A-2 convertible preferred stock warrant	73	73

Stockholders’ deficit:
Common stock, $0.001 par value, 18,750 shares authorized; 6,940 and 6,871 shares issued and outstanding at March 31, 2006 and December 31, 2005, respectively	275	275
Additional paid-in capital	88,460	87,903
Warrants	559	559
Deferred stock compensation	—	(28)
Accumulated deficit	(108,731)	(108,820)

Total stockholders’ deficit	(19,437)	(20,111)

Total liabilities, redeemable preferred stock and stockholders’ deficit	$31,275	$27,947

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Non-GAAP Disclosure

Certain non-GAAP financial measures are included in this press release. Our GAAP results have been adjusted to exclude stock-based compensation and beneficial conversion feature charges. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our financial performance and our prospects for the future. Specifically, we believe non-GAAP measures can provide useful information to both management and investors by excluding certain non-cash expenses that are not indicative of our core operating results. Further, these non-GAAP financial measures are one of the primary indicators management uses for planning and forecasting future periods. In addition, since we have historically reported non-GAAP measures to the investment community, we believe the inclusion of non-GAAP measures provides consistency in our financial reporting. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of GAAP to non-GAAP net income and loss is included above.

Cautionary Note Concerning Forward Looking Statements

Portions of this press release contain forward-looking statements regarding future events, Occam’s future financial performance, and the performance of Occam’s products. In particular, the press release contains forward-looking statements about trends in our revenue and operating margins and statements concerning product improvements and product performance issues. These statements involve numerous risks and uncertainties, which could cause actual results or events to differ materially from any future results or events suggested in these forward-looking statements. These risks include, among others, the risk that our revenues will not increase as anticipated if our BLC 6000 product does not achieve market acceptance and that any continuing product performance problems would have an adverse effect on our business, margins, and operating results. Additional risks associated with our business include general market conditions affecting the decisions of communications service providers to purchase Occam’s equipment, changes in service providers’ business models, the rate our customers deploy their networks, our customers’ ability to secure financing, the timing of order and shipments of products, mix of products sold, changes in the prices of components, Occam’s ability to maintain production volumes and secure key components, and Occam’s ability to develop new products. Please refer to Occam’s most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings Occam makes with the SEC for additional factors that could cause actual results to differ materially from those contained in any forward-looking statements provided today.

About Occam Networks Inc.

Occam Networks Inc. develops and markets innovative Broadband Loop Carrier networking equipment that enable telephone companies to deliver voice, data and video services. Based on Ethernet and Internet Protocol (IP) technologies, Occam’s equipment allows telecommunications service providers to profitably deliver traditional phone services, as well as advanced voice-over-IP, residential and business broadband, and digital television services through a single, all-packet access network. Occam is headquartered in Santa Barbara, Calif. Additional information can be found at www.occamnetworks.com.

Portions of this press release may contain forward-looking statements regarding future events or the future performance of Occam Networks. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from any future performance suggested in such statements. In particular, Occam faces substantial risks relating to the continued market acceptance of its products and technologies, the need to continue to invest in research and development to insure that its products meet changing customer requirements and technological advances, a highly competitive market for communications and networking equipment, and the additional risks and uncertainties described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. Occam does not undertake any obligation to publicly update any forward-looking statements as a result of new information, future events or otherwise. Please also refer to the company’s most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings with the SEC. These filings contain and identify other important factors that could cause actual results to differ materially from those contained in any forward-looking statements.

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Contact:

Chris Farrell Chief Financial Officer Occam Networks Inc. +1 805.692.2900	Spencer Parkinson Connect Public Relations +1 801.373.7888 spencerp@connectpr.com

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